T. Rowe Price Health Sciences Portfolio

Supplement to Summary Prospectus Dated May 1, 2018, as supplemented

On July 25, 2018, the T. Rowe Price Health Sciences Portfolio’s shareholders approved a proposal to reclassify the fund’s diversification policy for SEC purposes from diversified to nondiversified. The change to the policy becomes effective on September 1, 2018. Accordingly, all of the following changes to the summary prospectus are effective September 1, 2018.

Under “Principal Investment Strategies” on page 1, the following is added:

The fund is “nondiversified,” meaning it may invest a greater portion of its assets in fewer issuers than is permissible for a “diversified” fund.

Under “Principal Risks” on page 2, the following is added:

Nondiversification risks As a nondiversified fund, the fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. As a result, poor performance by a single issuer could adversely affect fund performance more than if the fund were invested in a larger number of issuers. The fund’s share price can be expected to fluctuate more than that of a comparable diversified fund.

The date of this supplement is August 10, 2018.

E309-043-S 8/10/2018